                                                                     EXHIBIT 4.1

                        [SIGNATURE RESORTS, INC. LOGO]

                            SIGNATURE RESORTS, INC.

         NUMBER                                           SHARES
       SR________                                        ________

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF MARYLAND                           CUSIP ________

     This Certifies that


     is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                            SIGNATURE RESORTS, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          DATED:

                                    [SEAL]


CHIEF OPERATING OFFICER AND SECRETARY                   CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

              TRANSFER AGENT AND REGISTRAR
BY
                      AUTHORIZED SIGNATURE
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                           CLASSES OF CAPITAL STOCK

     The Corporation is authorized to issue stock of more than one class consisting of Common Stock and one or more classes or series of Preferred Stock. The Board of Directors of the Corporation is authorized to determine the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, terms and conditions of redemption of any class or series of Preferred Stock before the issuance of such class or series. The Corporation will furnish, without charge, to any shareholder making a written request therefor, a written statement of the designations and any preferences, conversion and other rights, voting powers, restrictions limitations as to dividends, qualifications and terms and conditions of redemption of each class or series of stock which the Corporation is authorized to issue. Requests for such written statement may be directed to the Secretary of the Corporation at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entireties
  JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian ___________
                     (Cust)               (Minor)
                    under Uniform Gifts to Minors
                    Act_____________________________
                                 (State)
UNIF TRF MIN ACT  - ______ Custodian (until age_____)
                     (Cust)
                    _________ under Uniform Transfers
                    (Minor)
                    to Minors Act __________________
                                      (State)

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
   ______________________________________

   ______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________


                                     X__________________________________________

                                     X__________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174d-15.